UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2014

CANNABIS SATIVA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53571	20-1898270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1646 W. Pioneer Blvd., Suite 120, Mesquite, NV 89027
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (702) 346-3906

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CBDS CORP. AND SUBSIDIARIES

Current Report on Form 8-K

TABLE OF CONTENTS

Page
Item 1.01. Entry Into a Material Definitive Agreement	2
Item 1.02 Termination of a Material Definitive Agreement	3
Item 2.01. Completion of Acquisition or Disposition of Assets	3
Information About Kush	3
Risk Factors	9
Security Ownership of Certain Beneficial Owners and Management	10
Certain Relationships and Related Transactions	11
Item 3.02. Unregistered Sale of Equity Securities	12
Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	12
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	13
Item 8.01. Other Events	13
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits	13
Signatures	15
Financial Statements	F-1
Pro Forma Financial Information*

*To be filed by amendment

Note on Forward-Looking Statements

Certain statements made in this current report on Form 8-K, including statements under the captions “Business,” “Risk Factors” and elsewhere herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections.  Statements that are not historical facts, including statements that are preceded by, followed by or include the words “believes,” “anticipates,” “plans,” “expects,” “estimates,” “may,” “should,” “intends,” or similar expressions, are forward-looking statements.  Examples of forward-looking statements are statements that describe the proposed manufacturing, marketing and sale of the products of Kush, the Registrant’s wholly-owned subsidiary, statements with regard to the nature and extent of competition the Registrant may face in the future, and statements with respect to future strategic plans, goals or objectives.  The forward-looking statements are based on present circumstances and on the Registrant’s predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated.  Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including the risk factors discussed in this report and in our 2013 annual report on Form 10-K under the caption “RISK FACTORS.”  While we believe the assumptions, expectations, estimates and projections on which our forward-looking statements are based are reasonable, such statements are subject to risks and uncertainties, certain of which are beyond our control, and therefore, actual results may differ materially.  The fact that some of the risks may be the same or similar to past reports we have filed with the Securities and Exchange Commission (“SEC”) means only that the risks are present in multiple periods.  We believe that many of the risks detailed here are part of doing business in the industry in which we operate and compete and will likely be present in all periods reported.  The fact that certain risks are endemic to the industry does not lessen their significance.  Forward-looking statements only speak as of the date hereof and we do not undertake and expressly disclaim any obligation to update or release any revisions to any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law.

You should carefully consider the risks described in this report. Any of these risks could have a material adverse effect on our results of operations and financial condition.

Item 1.01.                      Entry into a Material Definitive Agreement.

On June 30, 2014, Cannabis Sativa, Inc., a Nevada corporation (the “Company” or the “Registrant”), CBDS Merger Corp., a Nevada corporation (“Merger Corp.”), and KUSH, a Nevada corporation (“Kush”) entered into an Agreement and Plan of Reorganization dated as of June 30, 2014 (the “ Reorganization Agreement”) pursuant to which the Registrant formed Merger Corp. as a new, wholly-owned subsidiary of the Registrant, Merger Corp. was merged into Kush with Kush continuing as the surviving corporation, and the Registrant issued 3,300,667 shares of its restricted common stock to the stockholders of Kush in exchange for all the issued and outstanding shares of Kush capital stock (the “Reorganization”).  As a result of the Reorganization, Kush became a wholly owned subsidiary of the Registrant and the Registrant had a total of 15,014,738 shares of common stock outstanding, of which 3,300,667 or approximately 22.0% were issued to the Kush stockholders.  Additional information with regard to the Reorganization Agreement and the Reorganization is included in Items 2.01 below.  The foregoing summary of the Reorganization Agreement is qualified in its entirety by reference to the complete Reorganization Agreement, a copy of which is included as an exhibit to this report.

The Reorganization Agreement superseded and replaced in its entirety the Memorandum of Binding Agreement entered into among the Registrant, Steven Kubby and Kush dated as of January 1, 2014.

Pursuant to the terms of the Reorganization Agreement, at the closing of the Reorganization, the size of the Registrant’s board of directors was increased from three to five and Steven Kubby and Gary Johnson, directors of Kush, were appointed as directors of the Registrant.  In addition, Steven Kubby was appointed as the Chairman of the Board, David Tobias resigned from his positions as President, CEO and Secretary of the Registrant and Gary Johnson was appointed as the President, CEO and Secretary of the Registrant, to fill the vacancies created by Mr. Tobias’ resignation.  Mr. Tobias will continue to serve as a director of the Registrant and as President and Secretary of Wild Earth Naturals, Inc., a wholly-owned subsidiary of the Registrant.  Additional information with regard to the new directors and officers of the Registrant is included in Item 5.01 below.

Item 1.02                      Termination of a Material Definitive Agreement.

The Reorganization Agreement superseded and replaced in its entirety the Memorandum of Binding Agreement entered into among the Registrant, Steven Kubby and Kush dated as of January 1, 2014.

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

On June 30, 2014 (the “Closing Date”), the Registrant, Merger Corp. and Kush entered into the Reorganization Agreement and the transactions contemplated by the Reorganization Agreement were completed.  Pursuant to the terms of the Reorganization Agreement, the Registrant formed Merger Corp. as a new, wholly-owned subsidiary of the Registrant, Merger Corp. was merged into Kush with Kush continuing as the surviving corporation, and the Registrant issued 3,300,667 shares of its restricted common stock to the stockholders of Kush in exchange for all the issued and outstanding shares of Kush capital stock.  Upon the completion of the Reorganization, Kush became a wholly-owned subsidiary of the Registrant and the Registrant had a total of 15,014,738 shares of common stock outstanding of which 3,300,667 or approximately 22.0% were issued to the Kush stockholders.  The acquisition is intended to constitute a tax-free reorganization pursuant to the applicable provisions of the Internal Revenue Code of 1986, as amended.

Pursuant to the terms of the Reorganization Agreement, at the closing of the Reorganization, the size of the Registrant’s board of directors was increased from three to five and Steven Kubby and Gary Johnson, directors of Kush, were appointed as directors of the Registrant.  In addition, Steven Kubby was appointed as the Chairman of the Board, David Tobias resigned from his positions as President, CEO and Secretary of the Registrant and Gary Johnson was appointed as the President, CEO and Secretary of the Registrant, to fill the vacancies created by Mr. Tobias’ resignation.  Mr. Tobias will continue to serve as a director of the Registrant and as President and Secretary of Wild Earth Naturals, Inc., a wholly-owned subsidiary of the Registrant.  Additional information with regard to the new directors and officers of the Registrant is included under Item 5.01 below.

INFORMATION ABOUT KUSH

General

Kush is a development stage Nevada corporation engaged in the research, development and licensing of specialized natural cannabis products, including cannabis formulas, edibles, topicals, strains, recipes and delivery systems.  Kush plans to develop, produce and market its products via joint ventures with companies licensed under, and in full compliance with, state regulations applicable to cannabis businesses.  Kush is the licensee under license agreements with Steven Kubby, its founder, for a medicinal cannabis strain called NZT; a proprietary cannabis lozenge delivery methodology and a proprietary cannabis trauma cream formula.  The license agreements require the payment of license fees by Kush.  Kush through its 90% owned subsidiary filed patent applications in March and April 2010 with regard to a strain of cannabis plant named CTS-A, cannabis based compositions and methods of treating hypertension, and a lozenge delivery system.  Kush is also developing a third proprietary strain of cannabis plant named CT22.

Kush was founded by Steven Kubby to engage in business in the cannabis products industry.  Kush was recently incorporated in Nevada in January, 2013.  Kush owns an approximately 90% interest in Kubby Patents and Licensing LLC (“KPAL”), a company founded by Mr. Kubby in February 2010 to hold and develop certain intellectual property obtained from him.  Unless otherwise indicated, Kush and KPAL are referred to collectively in this report as “Kush.”

The Registrant must obtain substantial additional equity or debt financing in order to implement its business plan, to continue the development of its herbal skin care products business and to develop the business of Kush.  The Registrant does not currently have the financial resources required to meet its obligations under the employment agreements with its new officers or the various Kush license agreements or to fund continued research and development activities and commercialize the proposed products of Kush.  The Registrant has not entered into any agreements or arrangements for the provision of such additional financing, and no assurance can be given that such financing will be available on terms acceptable to the Registrant or at all.

Perceived Industry Trends

Kush believes that the cannabis industry will be characterized by the following principal trends: an increased emphasis on high quality products; an increased emphasis on scientific validation for products in the market place; more liberal regulation in regard to cannabis; more consolidation, take-over, and buy-out of companies in the retail, wholesale (including MLM), and supply side channels; more mainstream companies entering the marketplace; and more funded research on the potential long-term health benefits of cannabis as well as its potential curative properties.

Vision

The vision of Kush is that by 2015, it will become a highly visible, diversified, international corporation promoting superior quality products and offering effective customer service, fair compensation, sound management and a great working environment. Over time Kush plans to expand its licensing, research and development, intellectual properties and licensing activities to reach markets worldwide.  In order to achieve this vision, it is the goal of Kush to provide cost-effective alternatives to its customers who seek quality, affordable natural health products to aid in wellness and appearance.  Kush believes its first responsibility is to its customers.  In conducting its day-to-day operations, Kush will strive to:

•	Treat all colleagues and co-workers with respect & fairness.

•	Follow a philosophy that says, “Delivering quality and customer satisfaction is our business.”

•	Make positive contributions to the communities with which it does business and the community in which it conducts business.

•	Develop and enhance the skills of its associates with the intention of providing financially rewarding business opportunities.

Through a long-term commitment to this vision statement, Kush hopes to become known as a company that is committed to its customers, associates, and communities. The profits, in part, will be derived from the intangible benefits received from making a positive impact through charitable donations toward the promotion of wellness and natural product alternatives for health care.

Proposed Products

Kush currently has three proprietary cannabis strains and two proprietary delivery systems available as part of its asset base.

•	Proprietary cannabis sativa plant strain known as NZT.

•
Proprietary recipe and process/method to maximize the cannabinoid concentration derived from the NZT strain to be used to make a medical marijuana edible or to make a medical marijuana lozenge.  Kush believes that unlike the other edibles of which it is aware that take an hour or more to take effect, its lozenges will take effect in five to 15 minutes.  Kush believes this rapid acting characteristic will overcome a major issue with cannabis consumption, which has been the need to inhale cannabis in order to receive a rapid response.

•
Proprietary recipe and process /method to maximize the cannabinoid concentration derived from the proprietary strain to be used to make a salve/ointment containing cannabinoid and other herbal ingredients

In addition, Kush has recently added another proprietary cannabis sativa strain designated “CT3,” which it believes will be more potent than the other strains.

Kush also has developed a proprietary cannabis strain, designated “CTA,” the rights to which are held by KPAL, its subsidiary.

Kush’s current strategy is to continue prosecution of the pending patents and to treat new developments as proprietary trade secrets.  For the trade secret properties, Kush will keep the genetic information secured in a safe place and only designated persons will have access to the information.

Manufacturing and Quality Assurance

Kush plans for initial manufacturing, production and quality control operations for its cannabis products to be done via third party licensees and joint venture partners that are licensed by individual states.   Kush anticipates that the production processes of its licensees and joint venture partners will include the following activities: identifying and evaluating suppliers of raw materials, acquiring raw materials, analyzing raw material quality, weighing or otherwise measuring raw materials, mixing raw materials into batches, packaging finished products, and analyzing finished product quality. They will conduct sample testing of raw materials, in-process materials, and finished products for purity, potency, and composition to determine whether the products conform to Kush’s internal specifications, and they will be required to maintain complete documentation for each of these tests. They will employ a qualified staff of professionals to develop, implement, and maintain a quality system designed to assure that Kush’s licensed products are manufactured to its specifications.

Kush plans to license distributors that are licensed by individual states.  The principal offices of Kush will be located at the offices of the Registrant in Mesquite NV.  If it is successful in implementing its business plan, and growing its product lines and market share, it anticipates that larger production runs will be produced by its state licensed joint venture companies to blend and fill to its specifications and processes.

Kush will attempt to conduct its operations so as to comply with local, state and Federal regulations thus providing its customers with the assurance and confidence of quality and safe to use products.

Marketing

Kush plans to initially develop its customer base through licensing and joint venture agreements with third parties licensed in the states in which they conduct business.  Kush anticipates that it will later expand its marketing efforts through the contacts of Steven Kubby, its founder, in the cannabis products culture via web marketing, if and to the extent such marketing activities are permitted by applicable law.

Research and Development

Kush plans to continue to conduct research and development activities with an initial focus on the following:

•Identify and research new strains of cannabis and combinations of cannabis and cannabinoid nutrients that may be candidates for new products;
•Introduce new herbal ingredients for use in supplements;
•Study the metabolic activities of existing and newly identified ingredients;
•Enhance existing products, as new discoveries in cannabis are made;
•Formulate products to meet diverse regulatory requirements across all of its markets; and
•Investigate processes for improving the production of its formulated products.
•Investigate activities of natural extracts and formulated products in laboratory and clinical settings.

It is through Kush’s internal research and development efforts and its relationships with outside research organizations and health care providers that it believes it will be able to provide high quality cannabis products.   Kush plans for its research and development activities to include developing products that are new to the industry, updating existing formulas to keep them current with the latest science, and adapting existing formulas to meet ever-changing regulations in new and existing domestic and international markets.  Kush will select its ingredients to meet a number of criteria, including, but not limited to: safety, potency, purity, stability, bio-availability, and efficacy.  Kush will require its licensees and joint venture partners to control the quality of its products beginning at the formulation stage, and maintain quality control through controlled sourcing of raw ingredients, manufacturing, packaging, and labeling.  Going forward, Kush intends to increase its spending and resources for research and development.

Intellectual Property

The NZT License Agreement

Kush entered into a license agreement dated as of June 6, 2014 with Steven Kubby (“Licensor”), then its president, director and principal stockholder, pursuant to which Kush was granted an exclusive, world-wide license with the right to sublicense others, to certain intellectual property (the “IP”) consisting of the right to cultivate and grow a proprietary cannabis sativa plant strain known as NZT and also known as the CTK strain (the “NZT strain”), which contains CBG, except that Licensor retained the right to continue to cultivate the NZT strain and/or use the IP for his individual use and/or consumption only.  The Agreement provides that Licensor will provide Kush with a written Terpenoid/Cannabinoid Profile prepared by an independent third party test facility and, upon written request of Licensee, such other written or other documentation/description of the genetic makeup of the NZT strain as Licensee may reasonably request. Kush is required to protect the information provided by Licensor as confidential proprietary trade secret information and not to disclose the information to anyone who does not have a need to know such information. The Agreement provides for the payment of a one-time license fee in the amount of  $2,000,000 payable (i) $1,000,000.00 on or before July 31, 2015; and $1,000,000.00 on or before June 30, 2016; provided, that in the event any such payment is not made in full when due, and if the stock of Kush or the Registrant is publicly traded in the over-the-counter market or on a national exchange, Kush may pay or Licensor may elect to be paid the unpaid payment amount in the form of unregistered shares of such publicly traded stock, which shares shall be valued at a 35% discount to the average closing price for such stock in the over-the-counter market or on a national exchange during the 30 trading days preceding the issuance of such shares. The Agreement provided that during the 30 day period preceding the due date for any payment under the License Agreement, Licensor will refrain from selling shares of any such publicly traded stock of Kush or the Registrant into the market, either directly or indirectly. The term of the agreement is until the later of the expiration of 20 years or the last to expire of any licensed patents to issue under or with respect to the intellectual property licensed under the Agreement.  The Agreement provides that subject to applicable legal requirements and required registrations, if any, within 120 days of the date of the agreement Kush shall use its commercially reasonable efforts to bring IP to market through a thorough, vigorous and diligent program and to continue active, diligent marketing efforts throughout the life of the Agreement based on market response to the product.  The Agreement provides Licensor with certain rights to inspect the facilities of Kush and to receive reports regarding product sales.  Kush’s failure to perform its obligations under the Agreement shall be grounds for Licensor to terminate the Agreement. The Agreement contains representations by Licensor that it has good and marketable title to the IP with full right and authority to grant the exclusive license to Kush however Licensor expressly made no representations or warranty that the IP manufactured, used, sold or leased under the Agreement is or will be free of claims of infringement of patent rights of any other person or persons.  The foregoing summary is qualified in its entirety by reference to the Agreement, a copy of which is included as an exhibit to this report.

The MMJ License Agreement

Kush entered into a license agreement dated as of June 6, 2014 with Steven Kubby (“Licensor”), then its president, director and principal stockholder, pursuant to which Kush was granted an exclusive, world-wide license with the right to sublicense others, to certain intellectual property (the “IP”) consisting of a proprietary recipe and process/method to maximize the cannabinoid concentrations derived from the proprietary cannabis sativa plant NZT strain (or other available strain obtained from other sources) to be used to make a medical marijuana (“MMJ”) edible or to make a MMJ lozenge.  The Agreement provides that Licensor will provide Kush with a written description of said recipes/processes/methods to Licensee upon execution of this Agreement and such other documentation as Licensee reasonably requests in writing.  Kush is required to protect the information provided by Licensor as confidential proprietary trade secret information and not to disclose the information to anyone who does not have a need to know such information. The Agreement provides for the payment of a one-time license fee in the amount of  $1,000,000 payable on or before December 31, 2015; provided, that in the event any such payment is not made in full when due, and if the stock of Kush or the Registrant is publicly traded in the over-the-counter market or on a national exchange, Kush may pay or Licensor may elect to be paid the unpaid payment amount in the form of unregistered shares of such publicly traded stock, which shares shall be valued at a 35% discount to the average closing price for such stock in the over-the-counter market or on a national exchange during the 30 trading days preceding the issuance of such shares. The Agreement provided that during the 30 day period preceding the due date for any payment under the License Agreement, Licensor will refrain from selling shares of any such publicly traded stock of Kush or the Registrant into the market, either directly or indirectly. The term of the agreement is until the later of the expiration of 20 years or the last to expire of any licensed patents to issue under or with respect to the intellectual property licensed under the Agreement.  The Agreement provides that subject to applicable legal requirements and required registrations, if any, within 120 days of the date of the agreement Kush shall use its commercially reasonable efforts to bring IP to market through a thorough, vigorous and diligent program and to continue active, diligent marketing efforts throughout the life of the Agreement based on market response to the product.  The Agreement provides Licensor with certain rights to inspect the facilities of Kush and to receive reports regarding product sales.  Kush’s failure to perform its obligations under the Agreement shall be grounds for Licensor to terminate the Agreement. The Agreement contains representations by Licensor that it has good and marketable title to the IP with full right and authority to grant the exclusive license to Kush however Licensor expressly made no representations or warranty that the IP manufactured, used, sold or leased under the Agreement is or will be free of claims of infringement of patent rights of any other person or persons.  The foregoing summary is qualified in its entirety by reference to the Agreement, a copy of which is included as an exhibit to this report.

The Salve/Ointment License Agreement

Kush entered into a license agreement dated as of June 6, 2014 with Steven Kubby (“Licensor”), then its president, director and principal stockholder, pursuant to which Kush was granted an exclusive, world-wide license with the right to sublicense others, to certain intellectual property (the “IP”) consisting of a proprietary recipe and process/method to maximize the cannabinoid concentrations derived from the proprietary cannabis plant NZT strain (or other available strain obtained from other sources) to be used to make a salve/ointment containing CBD and Arnica Montana.  The Agreement provides that Licensor will provide Kush with a written description of said recipes/processes/methods to Licensee upon execution of this Agreement and such other documentation as Licensee reasonably requests in writing.  Kush is required to protect the information provided by Licensor as confidential proprietary trade secret information and not to disclose the information to anyone who does not have a need to know such information. The Agreement provides for the payment of a one-time license fee in the amount of  $60,000 payable on or before September 30, 2014; provided, that in the event any such payment is not made in full when due, and if the stock of Kush or the Registrant is publicly traded in the over-the-counter market or on a national exchange, Kush may pay or Licensor may elect to be paid the unpaid payment amount in the form of unregistered shares of such publicly traded stock, which shares shall be valued at a 35% discount to the average closing price for such stock in the over-the-counter market or on a national exchange during the 30 trading days preceding the issuance of such shares. The Agreement provided that during the 30 day period preceding the due date for any payment under the License Agreement, Licensor will refrain from selling shares of any such publicly traded stock of Kush or the Registrant into the market, either directly or indirectly. The term of the agreement is until the later of the expiration of 20 years or the last to expire of any licensed patents to issue under or with respect to the intellectual property licensed under the Agreement.  The Agreement provides that subject to applicable legal requirements and required registrations, if any, within 120 days of the date of the agreement Kush shall use its commercially reasonable efforts to bring IP to market through a thorough, vigorous and diligent program and to continue active, diligent marketing efforts throughout the life of the Agreement based on market response to the product.  The Agreement provides Licensor with certain rights to inspect the facilities of Kush and to receive reports regarding product sales.  Kush’s failure to perform its obligations under the Agreement shall be grounds for Licensor to terminate the Agreement. The Agreement contains representations by Licensor that it has good and marketable title to the IP with full right and authority to grant the exclusive license to Kush however Licensor expressly made no representations or warranty that the IP manufactured, used, sold or leased under the Agreement is or will be free of claims of infringement of patent rights of any other person or persons.  The foregoing summary is qualified in its entirety by reference to the Agreement, a copy of which is included as an exhibit to this report.

The KPAL Patent Applications

In March and April 2010, KPAL, the majority owned subsidiary of Kush, filed three patent applications with the U.S. Patent and Trademark Office with regard to the CTA strain, its use in a lozenge and as a treatment for hypertension.  To date, none of the applications has been granted and no patents have issued.  Kush is continuing to pursue such applications; however, no assurances can be given that any of the patent applications will result in the issuance of a patent to Kush.

Kush Dividend Prior to the Reorganization

On February 8, 2014, the Kush board of directors declared, as of that date, a dividend payable equal to 75% of its holdings of Hemp, Inc. common stock (7,500,000 shares), net of the payment of accrued salaries, services and amounts due to related parties.  The fair value of the dividend at March 31, 2014 is estimated to be $284,500, net of broker commissions.  Kush expects to pay the dividend during the second and third quarters of 2014.  As a result of the dividend, the number of shares of Hemp, Inc. owned by Kush and booked as “Investments” in its financial statements has been reduced from 10,000,000 shares to 2,500,000 shares.  See Note 7 to the March 31, 2014 financial statements of Kush, which are included with this report.

Competition

The market for the sale of cannabis products is highly fragmented and competitive.  We believe that competition is based principally upon price, quality, and efficacy of products, customer service, brand name and marketing and trade support, and successful new product introductions.

We believe Kush’s competition will include numerous cannabis product companies that are highly fragmented in terms of geographic market coverage, distribution channels and product categories.  In addition, we anticipate that large pharmaceutical companies may eventually compete with Kush in the cannabis product market.  These companies and certain large entities may be anticipated to have broader product lines and/or larger sales volumes than Kush and have significantly greater financial and other resources available to them and possess extensive manufacturing, distribution and marketing capabilities.  We anticipate that many of our larger competitors will be able to compete more effectively due to a greater extent of vertical integration that could have a material adverse effect on Kush’s results of operations and financial condition.

Regulation

Kush’s operations are subject to a complex web of Federal and state regulations that are evolving at a rapid rate.  Marijuana is currently classified as a Schedule I controlled substance under the Controlled Substances Act  (U.S.C. Section 811) which generally means that Congress has determined that marijuana is a dangerous drug and that the illegal distribution and sale of marijuana is a serious crime.  The Controlled Substances Act does not recognize the differences between medical and recreational uses of marijuana and all uses are prohibited.  On the other hand several states have legalized various aspects of marijuana manufacture and distribution, although such activities are subject to stringent licensing and regulation which vary from state to state.  In many states there exists a clear conflict between Federal and state law which has yet to be resolved.

The federal government formally opposes the use of medical and recreational cannabis.  Although many states have chosen to enact rules and regulations permitting the use of medical cannabis for their citizens under a State approved Medical Marijuana Program, under federal law cannabis is illegal.  The State Medical Marijuana Programs provide protection from criminal prosecution for patients and primary caregivers who are qualified to participate in the Program and are in compliance with the regulations governing the Program.

In November, 2012 Colorado residents voted in favor of Amendment 64, an initiative ballot measure which allowed for the “personal use and regulation of marijuana” in Colorado.  The initiative was enacted as Article 18, sec. 16 of the Colorado State Constitution and was implemented on January 1, 2014.  It is referred to as “recreational use” by adults 21 and older and allows for the State to regulate commercial cultivation, manufacturing and sales of cannabis.
Similarly, in November, 2012, the residents of the State of Washington voted in favor of Initiative 502 which allows for “recreational use” by adults 21 and older and allows for the State regulation of commercial cultivation, manufacturing and sales of cannabis.

Although Colorado and Washington have enacted voter initiated measures to allow for the personal use of small amounts of cannabis by its citizens, both States are clear to remind their citizens that cannabis is currently illegal under federal law and classified as a Class I Controlled Substance.

There are several states with initiatives for State Medical Marijuana Programs pending on the ballot for upcoming elections while other states move forward through the legislative process.

Kush and its proposed products will also be subject to a number of other federal, state and local laws, rules and regulations.  Kush anticipates that it will be required to manufacture its products in accordance with the Good Manufacturing Practices guidelines and will be subject to regulations relating to employee safety, working conditions, protection of the environment, and other items.  Changes in such laws, rules and regulations or the recall of any product by a regulatory authority, could have a material adverse effect on Kush’s business and financial condition.

RISK FACTORS

The financial condition, business, operations, and prospects of the Registrant, including Kush as a new, wholly-owned subsidiary involve a high degree of risk.  You should carefully consider the risks and uncertainties described below and in our 2013 annual report on Form 10-K under the caption “Risk Factors,” which constitute material risks relating to Kush and the Registrant as well as the other information in this Report.  If any of the following risks are realized, the Registrant’s business, operating results and financial condition could be harmed and the value of the Registrant’s stock could suffer.  This means that investors and stockholders of the Registrant could lose all or a part of their investment. Prospective investors are cautioned not to make an investment in our stock unless they can afford to lose their entire investment.

The Registrant will require substantial additional equity or debt financing to successfully implement its business plan and its failure to obtain such financing could delay or curtail its operations.

The Registrant must obtain substantial additional equity or debt financing in order to implement its business plan, to continue the development of its herbal skin care products business and to develop the business of Kush.  The Registrant does not currently have the financial resources required to meet its obligations under the employment agreements with its new officers or the various Kush license agreements or to fund continued research and development activities and commercialize the proposed products of Kush.  The Registrant has not entered into any agreements or arrangements for the provision of such additional financing, and no assurance can be given that such financing will be available on terms acceptable to the Registrant or at all.

Kush, has a limited operating history and it is difficult to evaluate its business.

Kush was only recently incorporated in January, 2013 and does not have an established history of operations.  Kush faces all the risks inherent in a new business and there can be no assurance it will be successful and/or profitable. Kush’s entry into the marijuana products industry and its lack of a significant operating history make it difficult to evaluate the risks and uncertainties it faces. Kush’s failure to address these risks and uncertainties could cause its business results to suffer.

Kush may be subject to the risk of product liability claims and the loss of any such claim in excess of its insurance coverage could have a material adverse effect on Kush.

As a manufacturer and distributor of products, Kush will be subject to the inherent risk of product liability claims and litigation.  Additionally, the manufacture and sale of products in a rapidly evolving industry may be anticipated to involve the risk of injury to consumers due to tampering by unauthorized third parties or product contamination.  Kush plans to acquire product liability insurance prior to the sale of any products in amounts it believes adequate but no assurance can given that its coverage will continue to be available at acceptable prices or that such coverage will be adequate in scope and coverage to protect Kush from product liability claims.

Kush’s business is subject to intellectual property risks.

Kush plans to protect its technology and the techniques it uses to produce its products by relying on trade secret laws and applying for patent protection when appropriate.  Kush also plans to enter into confidentiality agreements with its employees who are involved in research and development activities in sensitive areas. Additionally, Kush will attempt to obtain trademark and trade dress protection for its products.  However, there can be no assurance that Kush’s efforts to protect its trade secrets and trademarks will be successful nor can there be any assurance that third-parties will not assert claims against Kush for infringement of their intellectual property rights.  The license agreements between Kush and Steven Kubby expressly make no representation or warranty that the intellectual property manufactured, used, sold or leased under the Agreement is or will be free of claims of infringement of patent rights of any other person or persons.  If an infringement claim is asserted, Kush may be required to obtain a license of such rights, pay royalties on a retrospective or prospective basis, or terminate its manufacturing and marketing of any infringing products.  Litigation with respect to such matters could result in substantial costs and diversion of management and other resources and could have a material adverse effect on the Registrant’s business and financial condition.

Kush’s proposed operations are subject to a complex web of Federal and state regulations and no assurances can be given that it will be able to operate its businesses in the manner intended.

Kush’s operations are subject to a complex web of Federal and state regulations that are evolving at a rapid rate.  Marijuana is currently classified as a Schedule I controlled substance under the Controlled Substances Act  (U.S.C. Section 811) which generally means that Congress has determined that marijuana is a dangerous drug and that the illegal distribution and sale of marijuana is a serious crime.  The Controlled Substances Act does not recognize the differences between medical and recreational uses of marijuana and all uses are prohibited.  On the other hand several states have legalized various aspects of marijuana manufacture and distribution, although such activities are subject to stringent licensing and regulation which vary from state to state.  In many states there exists a clear conflict between Federal and state law which has yet to be resolved.  As a result of the foregoing, no assurances can be given that Kush will ever be able to generate income from the sale of marijuana-based products.

Following the Reorganization with Kush, we have five directors and they are not independent directors, which means our board of directors may be influenced by the concerns, issues or objectives of management to a greater extent than would occur with a number of independent directors

Following the completion of the Reorganization, we have five directors and they are not independent directors.  As a result, our board of directors may be influenced by the concerns, issues or objectives of management to a greater extent than would occur with independent board members. In addition, we do not have the benefit of having persons independent of management review, comment and direct our corporate strategies and objectives and oversee our reporting processes, our disclosure controls and procedures and our internal control over financial reporting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of July 7, 2014, the number of shares of the Registrant’s common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Registrant’s common stock, and by each of the Registrant’s officers and directors, and by all officers and directors as a group, after giving effect to the changes in management effected pursuant to the Reorganization.  On July 7, 2014, there were 15,014,738 shares of the Registrant’s common stock issued and outstanding.  To our knowledge, each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of the Registrant.

Name and Address of Beneficial Owner(1)	Share Ownership After the Acquisition		Percentage of Class
Principal Stockholders
Sadia P. Barrameda	5,583,209	(2)	37.2%
New Compendium Corp.	4,842,243		32.2%
Officers and Directors
Catherine Carroll	65,000		0.4%
Gary Johnson	509,558		3.4%
Steven Kubby	1,555,795		10.4%
David Tobias	4,910,199	(3)	32.7%
Barry Tobias	25,000	(4)	0.2%
All Officers and Directors As Group (5 Persons)	7,065,552	(3)(4)	47.1%

(1)  The address for Sadia P. Barrameda and New Compendium Corporation is P.O. Box 1363, Discovery Bay, California 94505.  The address for each named executive officer and director is the same address as the Registrant.
(2)  Includes 4,842,243 shares owned of record by New Compendium Corporation of which Ms. Barrameda may be deemed to be the beneficial owner as a result of her status as an officer, director and sole stockholder of New Compendium.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

David Tobias and Barry Tobias, former executive officers and/or current directors of the Registrant, were also stockholders of Kush with David Tobias owning approximately 2.1% and Barry Tobias owning approximately .8% of the issued and outstanding shares of Kush prior to the Reorganization.  As a result Barry Tobias received 25,000, and David Tobias received 67,891, shares of the Registrant’s common stock in exchange for their shares of Kush common stock in connection with the Reorganization.

David Tobias, a former executive officer and current director of the Registrant, was also a director of Kush and he received compensation from Kush for consulting services rendered to Kush.

During 2013, David Tobias, a former executive officer and current director of the Registrant made short-term loans to Kush totaling $10,076.   Mr. Tobias also made personal loans to Steven Kubby, the president of Kush.

As of March 31, 2014, Kush had outstanding an unsecured short-term loan with zero percent interest to Steven Kubby, its president, totaling $3,631.

Kush retained the services of three of its stockholders for its legal, accounting and consulting work with the value for those services totaling $22,500 and $52,500, respectively, for the three months ended March 31, 2014 and for the year ended December 31, 2013.

Item 3.02.                   Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Items 1.01 and 2.01 of this Report which is incorporated herein by reference.  In connection with the Reorganization, on June 30, 2014, we issued an aggregate of 3,300,667 shares of the Registrant’s common stock to the stockholders of Kush in exchange for their shares of Kush common stock pursuant to the Reorganization Agreement.  Each of the stockholders represented that they were accredited investors or were sophisticated investors with sufficient experience in business and financial matters that they were capable of evaluating the merits and risks of an investment in the Registrant and that they could sustain the risk of loss of their entire investment. We have filed or will file a notice on Form D in connection with the reorganization.  No underwriter was involved in the foregoing transaction and the shares were issued by the Registrant directly to the Kush stockholders. The shares were issued without registration under the Securities Act, in reliance on the exemption from such registration requirements provided by Section 4(2) of the Securities Act for transactions not involving any public offering and on Rule 506 of Regulation D. The shares were sold without general advertising or solicitation, the stockholders acknowledged that they were acquiring restricted securities that had not been registered under the Securities Act and that were subject to certain restrictions on resale, and the certificates representing the shares will be imprinted with the usual and customary restricted stock legend.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Reorganization Agreement, at the closing of the Reorganization, the size of the Registrant’s board of directors was increased from three to five and Steven Kubby and Gary Johnson, directors of Kush, were appointed as directors of the Registrant.  In addition, Steven Kubby was appointed as the Chairman of the Board, David Tobias resigned from his positions as President, CEO and Secretary of the Registrant and Gary Johnson was appointed as the President, CEO and Secretary of the Registrant, to fill the vacancies created by Mr. Tobias’ resignation.  Mr. Tobias will continue to serve as a director of the Registrant and as President and Secretary of Wild Earth Naturals, Inc., a wholly-owned subsidiary of the Registrant.

Certain biographical information with regard to Messrs. Kubby and Johnson is set forth below.

Steven Kubby.  Mr. Kubby is an entrepreneur with a wide range of experience in businesses ranging from property management to publishing to political fundraising.  He received his BA in Psychobiology from California State University and holds a lifetime teaching credential.  Mr. Kubby was the founder of Kush and has served as president and a director of Kush since its inception.  He was also the founder of Kubby Patents and Licensing, LLC and has served as a manger of that company.  He played a key role in the drafting and passage of California Proposition 215, The Compassionate Use Act of 1996. Mr. Kubby was the Libertarian Party of California candidate for Governor of California in 1998.  He has authored two books on drug policy reform: The Politics of Consciousness, and Why Marijuana Should Be Legal. In 2008, he declared his candidacy for the Libertarian Party’s 2008 presidential nomination and received significant support for the nomination.  Mr. Kubby served as an officer and director of Cannabis Science, Inc. from April to July 2009.

Gary Johnson.  Mr. Johnson has been a director of Kush since February, 2014.  For in excess of the past five years Mr. Johnson has been self-employed in the management of his investments.  Mr. Johnson is the former two-term Republican governor of New Mexico from 1995 to 2003.  Raised in North Dakota and then New Mexico, Mr. Johnson graduated from the University of New Mexico in 1975.  He started a construction business in 1974 which grew into a multi-million dollar enterprise in the decades since. Mr. Johnson won the governorship of New Mexico in 1994 as an upstart Republican candidate, making a name for himself over the course of his time in office as a libertarian-minded conservative.  He’s been active in libertarian causes, including marijuana legalization since leaving office.  Johnson was the Libertarian party’s nominee for president in 2012.  Mr. Johnson is an accomplished athlete competing in cycling and skiing and has climbed the highest mountain on 6 of the 7 continents.  In 2003 Mr. Johnson summited Mount Everest. Mr. Johnson is also a director of Medican Enterprises, Inc.

The Company has entered into employment agreements with each of Messrs. Johnson and Kubby, summaries of which appear below.  Such summaries are qualified in their entirety by reference to the employment agreements, copies of which are included as exhibits to this report.

The employment agreement with Mr. Kubby provides that he will be employed by the Registrant as its Chairman of the Board for an initial term of one year commencing on July 1, 2014; provided, that the agreement shall automatically be renewed for additional and consecutive terms of one year unless either party provides notice of termination not less than 30 days prior to the expiration of the original term or any such renewal term, as applicable.  Mr. Kubby receives a base salary of $120,000 per year and may receive such bonuses as may be determined by the board of directors.  Mr. Kubby will also receive a signing bonus of $60,000; provided that if for any reason Mr. Kubby terminates his employment with the Registrant within six months of the employment commencement date, the signing bonus must be repaid by Mr. Kubby.  Mr. Kubby will not receive any separate compensation for his service as a director of the Company.  Mr. Kubby will be entitled to participate in any benefit plans of the Registrant on the same terms as other senior executives.

The employment agreement with Mr. Johnson provides that he will be employed by the Registrant as its president and CEO for an initial term commencing on July 1, 2014 and continuing through May 31, 2014; provided, that the agreement shall automatically be renewed for additional and consecutive terms of one year unless either party provides notice of termination not less than 30 days prior to the expiration of the original term or any such renewal term, as applicable.  Mr. Johnson will initially receive a base salary of $1.00 per month and may receive such bonuses as may be determined by the board of directors.  Mr. Johnson will not receive any separate compensation for his service as a director of the Company.  Mr. Johnson will be entitled to participate in any benefit plans of the Registrant on the same terms as other senior executives.

The Registrant has not adopted any stock option, retirement, pension or profit-sharing programs for the benefit of its directors, officers or other employees; however the Registrant may adopt one or more such programs in the future.

The Registrant does not currently compensate its directors for serving in their capacities as directors but does reimburse such persons for expenses reasonably incurred by them in connection with the Registrant’s business.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2014, the board of directors of the Registrant adopted amended and restated bylaws of the Registrant to update the Registrant’s bylaws to reflect the current name and address of the Registrant, to modernize the bylaws and to make other changes deemed desirable by the directors.  A copy of the amended and restated bylaws is included as an exhibit to this report.

Item 8.01.                      Other Events

On July 1, 2014, we issued a press release announcing the consummation of the Reorganization, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements are included in this report, immediately following the signature page:

Audited Financial Statements of Kush as of December 31, 2013 and for the period from January 24, 2013 (inception) through December 31, 2013.

Unaudited interim financial statements of Kush as of March 31, 2014 and for the three months then ended.

(b)	Pro forma financial information.

Pro forma financial information giving effect to the acquisition will be filed by amendment:

(d)  Exhibits

Exhibit Number	SEC Reference Number	Title of Document	Location

2.1	2	Agreement and Plan of Reorganization among the Registrant, CBDS Corp. and Kush dated as of June 30, 2014*	This Filing
2.2	2	Articles of Merger among CBDS Merger Corp. and Kush dated as of June 30, 2014	This Filing
2.3	2	Plan of Merger among the CBDS Merger Corp. and Kush dated as of June 30, 2014	This Filing
3.1	3	Articles of Incorporation	Incorporated by Reference(1)
3.2	3	First Amendment to Articles of Incorporation	Incorporated by Reference(2)
3.3	3	Bylaws	This Filing
10.1	10	License Agreement Between Steven Kubby and Kush dated as of June 6, 2014, regarding the NZT Strain	This Filing
10.2	10	License Agreement Between Steven Kubby and Kush dated as of June 6, 2014, regarding MJM	This Filing
10.3	10	License Agreement Between Steven Kubby and Kush dated as of June 6, 2014, regarding the salve/ointment.	This Filing
10.4	10	Employment Agreement with Steven Kubby dated as of June 30, 2014.	This Filing
10.5	10	Employment Agreement with Gary Johnson dated as of June 30, 2014.	This Filing
99.1	99	Press Release dated July 1, 2014	This Filing

*  The exhibits and schedules to the Agreement and Plan of Reorganization are not included in the foregoing exhibit.  The Registrant undertakes to furnish supplementally to the Commission copies of any omitted items on request.

(1)  Incorporated by reference to Exhibit 3.01 to the Registrant’s registration statement on Form 10-12G, filed with the SEC on January 28, 2009.
(2)   Incorporated by reference to Exhibit 10.1 to the Registrant’s report on Form 10-Q with respect to the fiscal quarter ended March 31, 2014, filed with the SEC on May 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SATIVA, INC.
Date: July 7, 2014
By: /s/ Gary Johnson
Name: Gary Johnson
Title: President

Financial Statements

Kush

January 24, 2013 (inception) to December 31, 2013 (audited)

Kush

Contents	Page

Financial Statements:

Balance Sheet at December 31, 2013 (audited)	F-1

Statements of Operations for period January 24, 2013(inception) through December 31, 2013 (audited)	F-2

Statements of Cash Flows for the Period January 24, 2013(inception) through December 31, 2013 (audited)	F-3-F-4

Statements of Stockholder's Equity for the Period January 24, 2013(inception) through December 31, 2013 (audited)	F-5

Statements of Comprehensive Income(Loss) for the Period January 24, 2013(inception) through December 31, 2013 (audited)	F-6

Notes to Financial Statements	F-7-F-17

Report of Independent Registered Public Accounting Firm	F-18

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEET

December 31, 2013
(Audited)
Assets
Current assets
Cash and cash equivalents	$122
Due from Related Party	6,607
Investments	199,000
Total Current assets	205,729

Property, Plant and Equipment(Net)	1,644
Other Assets	8,938

Total Assets	$216,311

Liabilities and Equity

Current Liabilities
Accounts Payable	$1,565
Accrued Payroll	35,000
Due to Related Parties	$62,576
Total Current Liabilities	99,141

Commitments and Contingencies - Note 7

Shareholder's Equity
Common Stock, $0.00001 par value; 1,000,000,000 shares authorized at
144,188,849 issued and outstanding 12/31/2013	1,442
Stock subscription receivable	(122)
Contributed capital in excess of par	725,815
Accumulated deficit	(89,859)
Accumulated other comprehensive loss	(521,000)
Total Equity KUSH	116,276
Non-controlling interest	894
Total Equity	117,170
Total Liabilities and Equity	$216,311

"The accompanying notes are an integral part of these financial statements"

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF OPERATIONS

	January 24, 2013 to December 31, 2013	For the period January 24, 2013 (Inception)to December 31, 2013
	(Audited)	(Audited)

Revenues	$0	$0

Operating Expenses	89,859	89,859

Net Income(Loss) from Operations	(89,859)	(89,859)

Other Income(Expenses)
Interest Expense	0	0

Net Income(Loss) from Operations
Before Income Taxes	(89,859)	(89,859)

Tax Expense	0	0

Net Income(Loss)	(89,859)	(89,859)

Income(loss) attributable to non-controlling interest	0	0

Net Income(Loss) Attributable to KUSH	$(89,859)	$(89,859)

Basic and Diluted Loss Per Share	(0.00)

Weighted average number
of shares outstanding	139,357,334

"The accompanying notes are an integral part of these financial statements"

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF CASH FLOWS

	January 24, 2013 to December 31, 2013	For the period January 24, 2013 (Inception)to December 31, 2013
	(Audited)	(Audited)
Cash flows from operating activities:
Net income (loss)	$(89,859)	$(89,859)
Depreciation	149	149

(Increase)decrease in due from related party	(6,607)	(6,607)
Increase(decrease) in accounts payable	1565	1,565
Increase(decrease) in due to related parties	62,576	62,576
Increase(decrease) in accrued payroll	35,000	35,000
Net cash used in operating activities	2,824	2,824

Cash flows from investing activities:

Investment in KPAL, LLC	(8,938)	(8,938)
Acquisition of equipment	(1,793)	(1,793)
Net cash provided(used) by investing activities	(10,731)	(10,731)

Cash flows from financing activities:
Proceeds from sale of common stock	8,029	8,029
Net cash provided(used) by financing activities	8,029	8,029

Increase in cash and equivalents	122	122

Cash and cash equivalents at beginning of period	0	0

Cash and cash equivalents at end of period	$122	$122

"The accompanying notes are an integral part of these financial statements"

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

	January 24, 2013 to December 31, 2013	For the period January 24, 2013 (Inception)to December 31, 2013
	(Audited)	(Audited)

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION

None	$0	$0

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Stock exchange(barter sale)	$720,000	$720,000

"The accompanying notes are an integral part of these financial statements"

KUSH
CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
(A DEVELOPMENT STAGE COMPANY)
FOR THE PERIOD ENDED JANUARY 24, 2013(inception), THROUGH DECEMBER 31, 2013(Audited)

	Common Stock	Common Stock		Other Comprehensive	Stock Subscription	Accumulated	Non Controlling
	Shares	Amount	ACIP	Income	Recievable	Deficit	Interest	Total

Initial Balances January 24, 2013(inception)	0	$0	$0	$0	$0	$0	$0	$0
Capital stock issuance	134,188,849	1,342	7,709	0	(122)	0	0	8,929
Stock Exchange	10,000,000	100	719,000	0	0	0	0	719,100
Record 10% interest in KPAL, LLC	0	0	(894)	0	0	0	894	0
Unrealized loss on investment	0	0	0	(521,000)	0	0	0	(521,000)
Net loss 1/24/2013 to 12/31/2013	0	0	0	0	0	(89,859)	0	(89,859)

Balances December 31, 2013	144,188,849	$1,442	$725,815	$(521,000)	$(122)	$(89,859)	$894	$117,170

"The accompanying notes are an integral part of these financial statements"

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME(LOSS)

	January 24, 2013 to December 31, 2013	For the period January 24, 2013 (Inception) to December 31, 2013
	Audited	Audited

Net loss	$(89,859)	$(89,859)

Other comprehensive income (loss)

Unrealized gains(losses) arising during the period	(521,000)	(521,000)
Comprehensive income (loss)	$(610,859)	$(610,859)

"The accompanying notes are an integral part of these financial statements"

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 1 – Organization, Basis Of Presentation And Nature Of Operations

Kush (“the Company”) is a “C” Corporation organized under the Laws of Nevada with a principal office in Reno. It was formed on January 24, 2013 to engage in developing, producing, marketing and selling end consumer products to the nutriceutical industry containing the hemp plant extract, Cannabidoil (CBD).  The Company formed though the acquisition of a 90% interest in KPAL, LLC contributed by its founder and CEO, Steven Kubby. The Company is in development stage and is presently undertaking research and development in what will become its core line of products.

Note 2 – Summary of Significant Accounting Policies

Basis of Accounting - The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements requires our management to make estimates and assumptions about future events that affect the amounts reported in the financial statements and related notes. Future events and their effects cannot be determined with absolute certainty. Therefore, the determination of estimates requires the exercise of judgment. We believe the following critical accounting policies affect its more significant judgments and estimates used in the preparation of financial statements.

Principles of Consolidation - The financial statements include the accounts of Broadleaf Capital Partners, Inc. and its subsidiaries. Intercompany transactions and balances have been eliminated. Equity investments through which we exercise significant influence over but do not control the investee and are not the primary beneficiary of the investee’s activities are accounted for using the equity method where applicable. Investments through which we are not able to exercise significant influence over the investee and which do not have readily determinable fair values are accounted for under the cost method where applicable

Development Stage Operations - The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to scientific research and business development. We currently anticipate exiting from the development stage during the middle of 2014.

Going Concern - The financial statements have been prepared assuming the Company will continue as a going concern. In this its first year, the Company has incurred a net loss and negative operating cash flow. To the extent the Company may have negative cash flows in the future; it will continue to require additional capital to fund operations. The Company obtained additional capital investments under various debt and common stock issues. Although management continues to pursue its financing plans, there is no assurance that the Company will be successful in obtaining sufficient revenues to generate positive cash flow. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Revenue Recognition - Product revenues are earned and are recognized in accordance with FASB ASC Topic 605 Revenue Recognition and Concepts Statement 5, Recognition and Measurement in Financial Statements of Business Enterprises, paragraph 83(b) states that “an entity’s revenue-earning activities involve delivering or producing goods, rendering services, or other activities that constitute its ongoing major or central operations, and revenues are considered to have been earned when the entity has substantially accomplished what it must do to be entitled to the benefits represented by the revenues”.

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 2 – Summary of Significant Accounting Policies- Continued

Revenues recognized in excess of billings are recorded as Unbilled Revenue (an asset). Billings in excess of revenues recognized are recorded as Deferred Revenue (a liability) until revenue recognition criteria are met. Client prepayments are deferred and recognized over future periods as services are delivered or performed.

Cash and Cash Equivalents - Cash and cash equivalents may include highly liquid investments that are readily convertible to known amounts of cash, and which are subject to an insignificant risk of changes in value due to interest rate, market price, or penalty on withdrawal. Amounts on deposit and available upon demand, or negotiated to provide for daily liquidity without penalty, are classified as Cash and cash equivalents.

Accounts Receivable - We estimate credit loss reserves for accounts receivable on an individual receivable basis. A specific impairment allowance reserve is established based on expected future cash flows and the financial condition of the debtor.  We charge off customer balances in part or in full when it is more likely than not that we will not collect that amount of the balance due.  We consider any balance unpaid after the contract payment period to be past due.  There are no accounts receivable due at December 31, 2013.

Property and Equipment - Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets (generally three to seven years). Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are expensed as incurred.

Accounting for Uncertainty in Income Taxes - Income taxes are accounted for in accordance with FASB ASC Topic 740, “Income Taxes” (“ASC 740”).  Under ASC 740, income taxes are recognized for the amount of taxes payable for the current year and deferred tax assets and liabilities for the future tax consequence of events that have been recognized differently in the financial statements than for tax purposes. Deferred tax assets and liabilities are established using statutory tax rates and are adjusted for tax rate changes. We consider accounting for income taxes critical to our operations because management is required to make significant subjective judgments in developing our provision for income taxes, including the determination of deferred tax assets and liabilities, and any valuation allowances that may be required against deferred tax assets.

ASC 740 clarifies the accounting for uncertainty in income tax recognized in an entity’s financial statements and requires companies to determine whether it is “more likely than not” that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements.   For those tax positions where it is not “more likely than not” that a tax benefit will be sustained, no tax benefit is recognized. Where applicable, associated interest and penalties are also recorded. This interpretation also provides guidance on de-recognition, classification, accounting in interim periods, and expanded disclosure requirements.

Based on our evaluation, we have concluded that there are no significant uncertain tax positions requiring recognition in our financial statements. Our evaluation was performed for the tax period from January 24, 2013 (inception) to December 31, 2013. We may from time to time be assessed interest or penalties by major tax jurisdictions, although any such assessments are expected to be minimal and immaterial to our financial results. In the event we have received an assessment for interest and/or penalties, it would be classified in the financial

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 2 – Summary of Significant Accounting Policies- Continued

statements as selling, general and administrative expense. The tax year 2013 is subject to examination by federal and state taxing authorities.

Taxes on Revenue Producing Transactions – The Company expects to earn revenues through sales of products.  Product revenue is taxable in most jurisdictions throughout the United States and The Company could be responsible for collecting those taxes subject to state or local requirements.  The Company is not aware of any transactions which would necessitate the fiduciary responsibility of collecting and remitting sales based taxes.

Derivative Financial Instruments - The Company assesses whether it has embedded derivatives in accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities”. The Company accounts for its derivative instruments as either assets or liabilities and carries them at fair value.

For derivative instruments that hedge the exposure to changes in the fair value of an asset or a liability and that are designated as fair value hedges, both the net gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in earnings in the current period. Derivatives that do not qualify as hedges must be adjusted to fair value through current income.

Comprehensive Loss - The Company has adopted ASC Topic 220, "Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Items included in the Company’s comprehensive loss consist of unrealized losses on available-for-sale securities.

Common Stock Purchase Warrants - The Company accounts for common stock purchase warrants in accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities”. As is consistent with its handling of stock compensation and convertible debt, the Company has elected the intrinsic value method for valuing the impact of the expense associated with these warrants.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Stockholders’ Equity - Shares of common stock issued for other than cash have been assigned amounts equivalent to the fair value of the service or assets received in exchange.

Warrants - The Company accounts for common stock purchase warrants in accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities”. As is consistent with its handling of stock compensation and embedded derivative instruments, the Company’s cost for stock options is estimated at the grant date based on each option's fair-value as calculated by the Black-Scholes-Merton (“BSM”) option-pricing model value method for valuing the impact of the expense associated with these warrants. There were no warrants issued during the year of inception ended December 31, 2013.

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 3 – Recent Accounting Pronouncements

In January 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which includes bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for our fiscal year beginning January 24, 2013. We do not believe that the adoption of this guidance will have a material impact on our financial statements.

In February 2013, the FASB issued ASU No 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which provides additional disclosure requirements for items reclassified out of AOCI. This guidance is effective for our fiscal year beginning January 24, 2013. We do not believe that the adoption of this guidance will have a material impact on our  financial statements.

On February 7, 2013, the FASB issued ASU 2013-03 to clarify the applicability of a fair value disclosure requirement in ASC 8252 (as amended by ASU 2011-043) for nonpublic entities. Under the ASU, all nonpublic entities are exempt from having to disclose the fair value hierarchy level (i.e., Level 1, 2, or 3) for fair value measurements of financial assets and financial liabilities that are disclosed in the footnotes to the financial statements but not reported at fair value in the statement of financial position.  As an exempt nonpublic entity, the management of Kush has decided to currently not implement the disclosure of  the fair value hierarchy level.

 In February 2013, the FASB issued Accounting Standards Update No 2013-04, Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date. This update will require an entity to record an obligation resulting from joint and several liability arrangements at the greater of the amount that the entity has agreed to pay or the amount the entity expects to pay. Additional disclosures about joint and several liability arrangements will also be required. This guidance is effective for the company beginning January 1, 2014, and is to be applied retrospectively for obligations that exist at the date of adoption. The implementation of the amended accounting guidance is not expected to have a material impact on our consolidated financial position or results of operations.

In March 2013, the FASB issued Accounting Standards Update No 2013-05, Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or an Investment in a Foreign Entity. This update addresses the accounting for the cumulative translation adjustment when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. The amendments are effective prospectively for the company beginning on January 1, 2014. The implementation of the amended accounting guidance is not expected to have a material impact on our consolidated financial position or results of operations.

 On April 22, 2013, the FASB published Accounting Standards Update (ASU) No. 2013-07,  Presentation of Financial Statements (Topic 205) – Liquidation Basis of Accounting.  The changes are effective for fiscal years that begin after December 15, the FASB said. The accounting board is permitting organizations going through liquidation to adopt the changes ahead of the effective date.  The FASB has said that the financial statements should allow anyone reading them to "develop expectations about how much the organization will have available for distribution to investors after disposing of its assets and settling its obligations."  The amendments in ASU No. 2013-07 are carried out by adding Subtopic 205-30, Presentation of Financial Statements – Liquidation Basis of

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 3 – Recent Accounting Pronouncements-Continued

Accounting, to US GAAP. The update also adds three terms to the Accounting Standard Codification's master glossary: "liquidation," "statement of net assets in liquidation," and "statement of changes in net assets in liquidation."  As a result of the changes, organizations will have to use liquidation accounting when their liquidation is considered "imminent."

Liquidation is considered imminent when there's little chance the organization will survive the liquidation process or a forced process, such as a court-ordered bankruptcy, is in place.

In July 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-10, Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes (a consensus of the FASB Emerging Issues Task Force) ("ASU 2013-10"). The objective of ASU 2013-10 is to provide for the inclusion of the Fed Funds Effective Swap Rate as a U.S. benchmark interest rate for hedge accounting purposes, in addition to U.S Government Treasury obligations and the London Interbank Offered Rate. ASU 2-13-10 is effective prospectively for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013. The ASU is not expected to have a material effect on the Company's results of operations or financial position.

On February 7, 2013, the FASB issued ASU 2013-03 to clarify the applicability of a fair value disclosure In July 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Tax Force) ("ASU 2013-11"). The objective of ASU 2013-11 is to resolve diversity in practice regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or tax credit carryforward exists. ASU 2013-11 is effective prospectively for fiscal years, and interim reporting periods within those years, beginning after December 15, 2013. The ASU is not expected to have a material effect on the Company's results of operations or financial position.

In July 2013, the FASB issued authoritative guidance that allows companies the option to perform a qualitative assessment to determine whether impairment testing of indefinite-lived intangible assets is necessary. Under this guidance, an entity is required to perform a quantitative impairment test if qualitative factors indicate that it is more likely than not  that indefinite-lived intangible assets are impaired.  The qualitative factors are consistent with the guidance established for goodwill impairment testing and include identifying and assessing events and circumstances that would most significantly impact, individually or in aggregate, the carrying value of the indefinite-lived intangible assets. The implementation did is not have a material impact on the Company’s consolidated financial statements.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants and the SEC did not, or are not expected to, have a material effect on the Company's results of operations or financial position.

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 4 – Property and Equipment

A summary of property and equipment at December 31, 2013 is as follows:

	2013

	$
Machinery and equipment		1,793

Total Property and Equipment		1,793

Less: Accumulated depreciation		(149)

Net Property and Equipment		$1,644

The amounts charged to operations for depreciation for the year ended December 31, 2013 was approximately $ 149.

Note 5 – Long Term Investment in KPAL, LLC

The Company has acquired a 90% interest in KPAL, LLC, a Texas entity.  KPAL, LLC was majority owned by the founder and CEO of the Company, Steven Kubby.  KPAL, LLC's only asset are the ongoing capitalized costs of obtaining a cannabis plant patent known as the“CTX strain”.  The final patent grant is expected with in the first or second quarter of 2014.  All amounts owed at December 31, 2013 to the outside attorney as of that date are being accrued in accounts payable and will be paid by Kush.

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

 Note 6- Notes Payable

At December 31, 2013, outstanding notes payable was made up of the following:

Note Holder	Principal	Accrued Interest	Outstanding as of December 31, 2013

Loan from shareholder	$10,076	$--	$10,076
Total notes payable – current liabilities	$10,076	$--	$10,076

Short-term loan from Investor - During 2013, a shareholder in the Company has made short-term loans totaling $10,076 to the Company to cover its working capital needs.  There are no documented terms for this loan.  The Company has treated the loan as interest free and it expects to repay the loan by the second quarter of 2014.

Interest expense recognized for the years ended December 31, 2013 was $0.

Note 7 – Stockholders’ (Deficit) Equity

The Company has one class of stock, common, which has a par value of $0.00001 per share. The Company has authorized up to 1,000,000,000 shares to be issued.

Issuance of Founders’ Stock - Shortly after the formation of the Company in January 2013, a total of 144,144,849 shares were issued to founders of the Company and others at the direction of the founders.  Included in that issuance were 10,000,000 shares to Hemp, Inc. in exchange for 10,000,000 shares of  Hemp, Inc. with a restriction of one year from when a contract was signed between the Company and Hemp Inc. on February 25, 2013.  The Company has determined that the stock had, at the time of its acquisition, a readily determinable fair value in the over-the-counter market by Pink Sheets LLC.  In May, 2011 the FASB published ASU 2011-04, Fair Value Measurement, in which it stated that “the definition of readily determinable fair value indicates that an equity security would have a readily determinable fair value if any one of three conditions is met. One of those conditions is that sales prices or bid-and-asked quotations are currently available in the over-the-counter market, provided that those prices or quotations for the over-the-counter market are publicly reported by the National Association of Securities Dealers Automated Quotations systems or by Pink Sheets LLC. The definition notes that restricted stock meets that definition if the restriction expires within one year.”  Accordingly, the Company recorded the 10,000,000 shares of  Hemp, Inc. at its closing price of $.072 at February 25, 2013, resulting in $720,000 recorded as the current asset “Marketable Securities”, with a credit to stockholders' equity.   There has been no subsequent adjustment at December 31, 2013, of the over-the-counter market price for Hemp, Inc.  Per ASU 2011-04, unless financial instruments are recorded at fair value at the balance sheet date, non-public companies with assets less than $100 million are exempt from fair value disclosures.

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 8 – Stock Based Compensation

The Company accounts for stock-based payments to employees in accordance with ASC 718, “Stock Compensation” (“ASC 718”).  Stock-based payments to employees include grants of stock, grants of stock options and issuance of warrants that are recognized in the consolidated statement of operations based on their fair values at the date of grant.

The Company accounts for stock-based payments to non-employees in accordance with ASC 505-50, “Equity-Based Payments to Non-Employees.”  Stock-based payments to non-employees include grants of stock, grants of stock options and issuances of warrants that are recognized in the consolidated statement of operations based on the value of the vested portion of the award over the requisite service period as measured at its then-current fair value as of each financial reporting date.

The Company calculates the fair value of option grants and warrant issuances utilizing the Binomial pricing model.  The amount of stock-based compensation recognized during a period is based on the value of the portion of the awards that are ultimately expected to vest.  ASC 718 requires forfeitures to be estimated at the time stock options are granted and warrants are issued to employees and non-employees, and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  The term “forfeitures” is distinct from “cancellations” or “expirations” and represents only the unvested portion of the surrendered stock option or warrant.  The Company estimates forfeiture rates for all unvested awards when calculating the expense for the period.  In estimating the forfeiture rate, the Company monitors both stock option and warrant exercises as well as employee termination patterns.  The resulting stock-based compensation expense for both employee and non-employee awards is generally recognized on a straight-line basis over the period in which the Company expects to receive the benefit, which is generally the vesting period.

Note 9 – Related Party Transactions

The Company has made a short term loan to its founders and CEO Steven Kubby totaling $6,607 that it expects to be repaid by the second quarter of 2014.

The Company has retained the services of three of its shareholders for legal, accounting and consulting services. These transactions were recorded at market value for those services and totaled $52,500.

Founder Stock Transactions - Upon forming the Company in 2013, 72,333,002 shares were issued to Steven Kubby CEO and Chairman of the Board of Directors, representing a 50.17% controlling interest in the Company.

Our investments in Hemp Inc. through a share exchange was a related party transaction.

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 9 – Related Party Transactions-Continued

Our memorandum agreement with Cannabis Sativa, Inc. of which David Tobias is president and also a shareholder of Kush is a related party transaction.

Note 10 – Commitments and Contingencies

There are no material pending legal proceedings to which we are a party or to which any of our property is subject and, to the best of our knowledge, no such actions against us are contemplated or threatened.

Note 11-  Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

 The effective tax rate on the net loss before income taxes differs from the U.S. statutory rate as follows:

12/31/2013

U.S statutory rate	34%
Less valuation allowance	(34)%
Effective tax rate	0%

The significant components of deferred tax assets and liabilities are as follows:

12/31/2013
Deferred tax assets

Net operating losses	$89,859

Deferred tax liability	-
Net deferred tax assets	30,552
Less valuation allowance	(30,552)
Deferred tax asset - net valuation allowance	$-

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 11-  Income Taxes-Continued

The Company has a net operating loss carryover of approximately $89,859 available to offset future income for income tax reporting purposes, which will expire in various years through 2032, if not previously utilized. However, the Company’s ability to use the carryover net operating loss may be substantially limited or eliminated pursuant to Internal Revenue Code Section 382.

The Company adopted the provisions of ASC 740-10-50, formerly FIN 48, and “Accounting for Uncertainty in Income Taxes”. The Company had no material unrecognized income tax assets or liabilities as of December 31, 2013.

The Company’s policy regarding income tax interest and penalties is to expense those items as general and administrative expense but to identify them for tax purposes. During the period January 24, 2013(inception) through December 31, 2013, there were no income tax, or related interest and penalty items in the income statement, or liabilities on the balance sheet. The Company files income tax returns in the U.S. federal jurisdiction and Nevada state jurisdiction.  We are not currently involved in any income tax examinations.

Note 12 – Net Income(Loss) Per Share

The following table sets forth the information used to compute basic and diluted net income per share attributable to Kush  for the period January 24, 2013(inception) through December 31, 2013:

2013
Net Income (Loss)	$(89,859)

Weighted-average common shares outstanding basic:

Weighted-average common stock	139,357,334
Equivalents
Stock options	0
Warrants	0
Convertible Notes	0
Weighted-average common shares
outstanding- Diluted	139,357,334

Note 13 -  Investments

Our short term investment in current assets is a marketable trading security. As such we have  adjusted  it to fair market value as of December 31, 2013. This unrealized price variation has been reflected on our statement of comprehensive income(loss) as well as in our equity section of our balance sheet as an accumulated comprehensive loss. Management feels this is just a price variation and not a permanent impairment of this investment.

Kush
(A Development Stage Company)
Notes to Financial Statements
As at December 31, 2013

Note 14 -  Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Currently, the Company has incurred an operating losses in its initial operating period and an accumulated deficit of $89,859. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management believes that the Company’s capital requirements will depend on many factors including the success of the Company’s development efforts and its efforts to raise capital. Management also believes the Company needs to raise additional capital for working capital purposes. There is no assurance that such financing will be available in the future.   The conditions described above raise substantial doubt about our ability to continue as a going concern. The financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 15 – Subsequent Events

Memorandum of Agreement – On January 1, 2014, Kush signed an agreement with Cannabis Sativa, Inc. (“CBDS”) whose public company trading symbol on the Over-the-counter Bulletin Board is CBDS. Under the terms of the agreement, CBDS will pay Kush $1 million in CBDS shares subject to SEC Rule 144 and valued on that date at $1.25 per share totaling 800,000 shares in exchange for 70% of Kush's 90% interest in the rights to market, for a period of 50 years, the “CTS-A strain” patent that is held by KPAL, LLC. Additionally, the memorandum agrees that it will appoint Steven Kubby as CEO of CBDS for a period of not less than 3 years and will pay Mr. Kubby $60,000 as a signing bonus, and a salary of $10,000 per month. The agreement also gives CBDS an irrevocable option to obtain 100% of Kush for an additional $1,000,000 of CBDS stock that will be valued upon presentment of Kush's audited financial statements for the year ended December 31, 2013. An “A” type of reorganization, in which Kush will survive as a subsidiary of CBDS, is expected to be consummated between the Company and CBDS in the second quarter of 2014.

The Company is continuing its negotiations with CBDS. However, to date it has not entered into any definitive agreements and Kubby has not been appointed as an officer of CBDS. No assurances can be given that the transactions contemplated by the Memorandum will be consummated or that a patent for the CTS-A Strain will ever be issued.

John Scrudato CPA
7 Valley View Drive
Califon, New Jersey 07830
(908)-534-0008

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Kush

We have audited the accompanying balance sheets of Kush. (“the Company”) as of December 31, 2013 and the related statements of operations,  stockholder's equity, statement of comprehensive income(loss) and cash flows for the period January 24, 2013(inception) through December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kush as of December 31, 2013 and the period January 24, 2013(inception) through December 31, 2013, and the results of its operations, stockholder's equity, statement of comprehensive income(loss)  and its cash flows for the periods then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 14, the Company has incurred an operating losses in its initial operating period and an accumulated deficit of $89,859. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 14. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ John Scrudato CPA
Califon, New Jersey

June 2, 2014

Financial Statements

Kush

For the Three Months Ended March 31, 2014 (unaudited)
And From the Date of Inception (January 24, 2013) through March 31, 2014 (audited)

Kush

Contents	Page

Financial Statements:

Balance Sheet at March 31, 2014 (unaudited) and December 31, 2013 (audited)	G-1

Statements of Operations for the three months ended March 31, 2014 (unaudited) and for period January 24, 2013(inception) through December 31, 2013 (audited)	G-2

Statements of Cash Flows for the three months ended March 31, 2014 (unaudited) and for period January 24, 2013(inception) through December 31, 2013 (audited)	G-3-G-4

Statements of Comprehensive Income(Loss) for the three months ended March 31, 2014 (unaudited) and for the period January 24, 2013(inception) through December 31, 2013 (audited)	G-5

Notes to Financial Statements	G-6-G-15

Report of Independent Registered Public Accounting Firm	G-16

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEET
	March 31,	December 31,
	2014	2014
	(Unaudited)	(Audited)
Assets
Current assets
Cash and cash equivalents	$456	$122
Due from Related Party	3,631	6,607
Investments	1,025,000	199,000
Other current assets	187	0
Total Current Assets	1,029,274	205,915

Property, Plant and Equipment(Net)	2,192	1,644
Other Assets	8,938	8,938

Total Assets	$1,040,404	$216,311

Liabilities and Equity

Current liabilities
Accounts Payable	$5,315	$1,565
Accrued Payroll	384,300	35,000
Due to Related Parties	85,076	62,576
Dividends payable	284,500	0
Total Current Liabilities	759,191	99,141

Commitments and Contingencies - Note 7

Shareholder's Equity
Common Stock, $0.00001 par value; 1,000,000,000 shares
authorized, 144,188,849 issued and outstanding at 3/31/2014 & 12/31/2013	1,442	1,442
Contributed capital in excess of par	725,879	725,879
Accumulated deficit	(467,502)	(89,859)
Accumulated other comprehensive income (loss)	20,500	(521,000)
Total Equity Kush	280,319	116,276
Non-controlling interest	894	894
Total Equity	281,213	117,170

Total Liabilities and Equity	$1,040,404	$216,311

"The accompanying notes are an integral part of these financial statements"

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months Ended March 31, 2014	For the period January 24, 2013 (Inception)to December 31, 2013
	(Unaudited)	(Unaudited)

Revenues	$0	$0

Operating Expenses	377,643	89,859

Net Income(Loss) from Operations	(377,643)	(89,859)

Other Income(Expenses)
Interest Expense	0	0

Net Income(Loss) from Operations
Before Income Taxes	(377,643)	(89,859)

Tax Expense	0	0

Net Income(Loss)	(377,643)	(89,859)

Income(loss) attributable to non-controlling interest	0	0

Net Income(Loss) Attributable to KUSH	$(377,643)	$(89,859)

Basic and Diluted Loss Per Share	(0.00)	(0.00)

Weighted average number
of shares outstanding	144,188,849	139,357,334

"The accompanying notes are an integral part of these financial statements"

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Three Months Ended March 31, 2014	For the period January 24, 2013 (Inception)to December 31, 2013
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$(377,643)	$(89,859)
Depreciation	100	149
(Increase)decrease in due from related party	2,976	(6,607)
Increase(decrease) in accounts payable	3,750	1565
Increase(decrease) in dividends payable	284,500	0
Increase(decrease) in accrued payroll	349,300	35,000
Increase(decrease) in due to related parties	22,500	62,576
Net cash used in operating activities	285,483	2,824

Cash flows from investing activities:
Investment in KPAL, LLC	0	(8,938)
Acquisition of equipment	(649)	(1,793)
Net cash provided(used) by investing activities	(649)	(10,731)

Cash flows from financing activities:
Cash dividend declaration	(284,500)	0
Proceeds from sale of common stock	0	8,019
Net cash provided(used) by financing activities	(284,500)	8,019

Increase in cash and equivalents	334	122

Cash and cash equivalents at beginning of period	122	0

Cash and cash equivalents at end of period	$456	$122

"The accompanying notes are an integral part of these financial statements"

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

	For the Three Months Ended March 31, 2014	For the period January 24, 2013 (Inception)to December 31, 2013
	(Unaudited)	(Unaudited)

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

None	$0	$0

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Stock exchange(barter sale)	$0	$720,000

"The accompanying notes are an integral part of these financial statements"

KUSH
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME(LOSS)

	For the Three Months Ended March 31, 2014	For the period January 24, 2013 (Inception) to December 31, 2013
	(Unaudited)	(Unaudited)

Net loss	$(377,643)	$(89,859)

Other comprehensive income (loss)

Unrealized gains(losses) arising during the period	541,500	(521,000)
Comprehensive income (loss)	$163,857	$(610,859)

"The accompanying notes are an integral part of these financial statements"

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 1 – Organization, Basis of Presentation and Nature of Operations

Kush (“the Company”) is a “C” Corporation organized under the Laws of Nevada with a principal office in Reno. It was formed on January 24, 2013 to engage in developing, producing, marketing and selling end consumer products to the nutriceutical industry containing the hemp plant extract, Cannabidoil (CBD).  The Company formed though the acquisition of a 90% interest in KPAL, LLC contributed by its founder and CEO, Steven Kubby. The Company is in development stage and is presently undertaking research and development in what will become its core line of products.

Note 2 – Summary of Significant Accounting Policies

Basis of Accounting - The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements requires our management to make estimates and assumptions about future events that affect the amounts reported in the financial statements and related notes. Future events and their effects cannot be determined with absolute certainty. Therefore, the determination of estimates requires the exercise of judgment. We believe the following critical accounting policies affect its more significant judgments and estimates used in the preparation of financial statements.

Development Stage Operations - The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to scientific research and business development. We currently anticipate exiting from the development stage during the middle of 2014.

Going Concern - The financial statements have been prepared assuming the Company will continue as a going concern. In this its first year, the Company has incurred a net loss and negative operating cash flow. To the extent the Company may have negative cash flows in the future; it will continue to require additional capital to fund operations. The Company obtained additional capital investments under various debt and common stock issues. Although management continues to pursue its financing plans, there is no assurance that the Company will be successful in obtaining sufficient revenues to generate positive cash flow. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Revenue Recognition - Product revenues are earned and are recognized in accordance with FASB ASC Topic 605 Revenue Recognition and Concepts Statement 5, Recognition and Measurement in Financial Statements of Business Enterprises, paragraph 83(b) states that “an entity’s revenue-earning activities involve delivering or producing goods, rendering services, or other activities that constitute its ongoing major or central operations, and revenues are considered to have been earned when the entity has substantially accomplished what it must do to be entitled to the benefits represented by the revenues”.

Revenues recognized in excess of billings are recorded as Unbilled Revenue (an asset). Billings in excess of revenues recognized are recorded as Deferred Revenue (a liability) until revenue recognition criteria are met. Client prepayments are deferred and recognized over future periods as services are delivered or performed.

Cash and Cash Equivalents - Cash and cash equivalents may include highly liquid investments that are readily convertible to known amounts of cash, and which are subject to an insignificant risk of changes in value due to interest rate, market price, or penalty on withdrawal. Amounts on deposit and available upon demand, or negotiated to provide for daily liquidity without penalty, are classified as Cash and cash equivalents.

Accounts Receivable - We estimate credit loss reserves for accounts receivable on an individual receivable basis. A specific impairment allowance reserve is established based on expected future cash flows and

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 2 – Summary of Significant Accounting Policies- Continued

the financial condition of the debtor.  We charge off customer balances in part or in full when it is more likely than not that we will not collect that amount of the balance due.  We consider any balance unpaid after the contract payment period to be past due.  There are no accounts receivables at March 31, 2014 and December 31, 2013.

Property and Equipment - Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets (generally three to seven years). Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are expensed as incurred.

Accounting for Uncertainty in Income Taxes - Income taxes are accounted for in accordance with FASB ASC Topic 740, “Income Taxes” (“ASC 740”).  Under ASC 740, income taxes are recognized for the amount of taxes payable for the current year and deferred tax assets and liabilities for the future tax consequence of events that have been recognized differently in the financial statements than for tax purposes. Deferred tax assets and liabilities are established using statutory tax rates and are adjusted for tax rate changes. We consider accounting for income taxes critical to our operations because management is required to make significant subjective judgments in developing our provision for income taxes, including the determination of deferred tax assets and liabilities, and any valuation allowances that may be required against deferred tax assets.

ASC 740 clarifies the accounting for uncertainty in income tax recognized in an entity’s financial statements and requires companies to determine whether it is “more likely than not” that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements.   For those tax positions where it is not “more likely than not” that a tax benefit will be sustained, no tax benefit is recognized. Where applicable, associated interest and penalties are also recorded. This interpretation also provides guidance on de-recognition, classification, accounting in interim periods, and expanded disclosure requirements.

Based on our evaluation, we have concluded that there are no significant uncertain tax positions requiring recognition in our financial statements. Our evaluation was performed for the tax period from January 24, 2013 (inception) to March 31, 2014. We may from time to time be assessed interest or penalties by major tax jurisdictions, although any such assessments are expected to be minimal and immaterial to our financial results. In the event we have received an assessment for interest and/or penalties, it would be classified in the financial statements as selling, general and administrative expense. The tax year 2013 is subject to examination by federal and state taxing authorities.

Taxes on Revenue Producing Transactions – The Company expects to earn revenues through sales of products.  Product revenue is taxable in most jurisdictions throughout the United States and The Company could be responsible for collecting those taxes subject to state or local requirements.  The Company is not aware of any transactions which would necessitate the fiduciary responsibility of collecting and remitting sales based taxes.

Derivative Financial Instruments - The Company assesses whether it has embedded derivatives in accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities”. The Company accounts for its derivative instruments as either assets or liabilities and carries them at fair value.

For derivative instruments that hedge the exposure to changes in the fair value of an asset or a liability and that are designated as fair value hedges, both the net gain or loss on the derivative instrument as well as the

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 2 – Summary of Significant Accounting Policies- Continued

offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in earnings in the current period. Derivatives that do not qualify as hedges must be adjusted to fair value through current income.

Comprehensive Loss - The Company has adopted ASC Topic 220, "Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Items included in the Company’s comprehensive loss consist of unrealized losses on available-for-sale securities.

Common Stock Purchase Warrants - The Company accounts for common stock purchase warrants in accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities”. As is consistent with its handling of stock compensation and convertible debt, the Company has elected the intrinsic value method for valuing the impact of the expense associated with these warrants.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Stockholders’ Equity - Shares of common stock issued for other than cash have been assigned amounts equivalent to the fair value of the service or assets received in exchange.

Warrants - The Company accounts for common stock purchase warrants in accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities”. As is consistent with its handling of stock compensation and embedded derivative instruments, the Company’s cost for stock options is estimated at the grant date based on each option's fair-value as calculated by the Black-Scholes-Merton (“BSM”) option-pricing model value method for valuing the impact of the expense associated with these warrants. There were no warrants issued during the year of inception and through March 31, 2014.

Note 3 – Recent Accounting Pronouncements

In January 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which includes bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for our fiscal year beginning January 24, 2013. We do not believe that the adoption of this guidance will have a material impact on our financial statements.

In February 2013, the FASB issued ASU No 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which provides additional disclosure requirements for items reclassified out of AOCI. This guidance is effective for our fiscal year beginning January 24, 2013. We do not believe that the adoption of this guidance will have a material impact on our  financial statements.

On February 7, 2013, the FASB issued ASU 2013-03 to clarify the applicability of a fair value disclosure requirement in ASC 8252 (as amended by ASU 2011-043) for nonpublic entities. Under the ASU, all nonpublic entities are exempt from having to disclose the fair value hierarchy level (i.e., Level 1, 2, or 3) for fair value measurements of financial assets and financial liabilities that are disclosed in the footnotes to the financial

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 3 – Recent Accounting Pronouncements – Continued

statements but not reported at fair value in the statement of financial position.  As an exempt nonpublic entity, the management of Kush has decided to currently not implement the disclosure of  the fair value hierarchy level.

In February 2013, the FASB issued Accounting Standards Update No 2013-04, Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date. This update will require an entity to record an obligation resulting from joint and several liability arrangements at the greater of the amount that the entity has agreed to pay or the amount the entity expects to pay. Additional disclosures about joint and several liability arrangements will also be required. This guidance is effective for the company beginning January 1, 2014, and is to be applied retrospectively for obligations that exist at the date of adoption. The implementation of the amended accounting guidance is not expected to have a material impact on our consolidated financial position or results of operations.

In March 2013, the FASB issued Accounting Standards Update No 2013-05, Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or an Investment in a Foreign Entity. This update addresses the accounting for the cumulative translation adjustment when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. The amendments are effective prospectively for the company beginning on January 1, 2014. The implementation of the amended accounting guidance is not expected to have a material impact on our consolidated financial position or results of operations.

On April 22, 2013, the FASB published Accounting Standards Update (ASU) No. 2013-07,  Presentation of Financial Statements (Topic 205) – Liquidation Basis of Accounting.  The changes are effective for fiscal years that begin after December 15, the FASB said. The accounting board is permitting organizations going through liquidation to adopt the changes ahead of the effective date.  The FASB has said that the financial statements should allow anyone reading them to "develop expectations about how much the organization will have available for distribution to investors after disposing of its assets and settling its obligations."  The amendments in ASU No. 2013-07 are carried out by adding Subtopic 205-30, Presentation of Financial Statements – Liquidation Basis of Accounting, to US GAAP. The update also adds three terms to the Accounting Standard Codification's master glossary: "liquidation," "statement of net assets in liquidation," and "statement of changes in net assets in liquidation."  As a result of the changes, organizations will have to use liquidation accounting when their liquidation is considered "imminent."

Liquidation is considered imminent when there's little chance the organization will survive the liquidation process or a forced process, such as a court-ordered bankruptcy, is in place.

In July 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-10, Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes (a consensus of the FASB Emerging Issues Task Force) ("ASU 2013-10"). The objective of ASU 2013-10 is to provide for the inclusion of the Fed Funds Effective Swap Rate as a U.S. benchmark interest rate for hedge accounting purposes, in addition to U.S Government Treasury obligations and the London Interbank Offered Rate. ASU 2-13-10 is effective prospectively for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013. The ASU is not expected to have a material effect on the Company's results of operations or financial position.

On February 7, 2013, the FASB issued ASU 2013-03 to clarify the applicability of a fair value disclosure In July 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Tax Force) ("ASU 2013-11"). The

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 3 – Recent Accounting Pronouncements – Continued

objective of ASU 2013-11 is to resolve diversity in practice regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or tax credit carryforward exists. ASU 2013-11 is effective prospectively for fiscal years, and interim reporting periods within those years, beginning after December
15, 2013. The ASU is not expected to have a material effect on the Company's results of operations or financial position.

In July 2013, the FASB issued authoritative guidance that allows companies the option to perform a qualitative assessment to determine whether impairment testing of indefinite-lived intangible assets is necessary. Under this guidance, an entity is required to perform a quantitative impairment test if qualitative factors indicate that it is more likely than not  that indefinite-lived intangible assets are impaired.  The qualitative factors are consistent with the guidance established for goodwill impairment testing and include identifying and assessing events and circumstances that would most significantly impact, individually or in aggregate, the carrying value of the indefinite-lived intangible assets. The implementation did is not have a material impact on the Company’s consolidated financial statements.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants and the SEC did not, or are not expected to, have a material effect on the Company's results of operations or financial position.

Note 4 – Property and Equipment

A summary of property and equipment at March 31, 2014 and December 31, 2013 is as follows:

	03/31/14	12/31/13

Machinery and equipment	$2,442	$1,793

Total Property and Equipment	2,442	1793

Less: Accumulated depreciation	(250)	(149)

Net Property and Equipment	$2,192	$1,644

The amounts charged to operations for depreciation for the three months ended March 31, 2014 and for the year ended December 31, 2013, was $ 250 and $ 149, respectively.

Note 5 – Other assets - Long Term Investment in KPAL, LLC

The Company has acquired a 90% interest in KPAL, LLC, a Texas entity.  KPAL, LLC was majority owned by the founder and CEO of the Company, Steven Kubby.  KPAL, LLC's only asset are  the ongoing capitalized costs of obtaining a cannabis plant patent known as the “CTS-A strain”.  The final patent grant is expected within the second or third quarter of 2014.  All amounts owed at March 31, 2014 to the outside attorney as of that date are being accrued in accounts payable and will be paid by Kush.

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 6- Notes Payable

At December 31, 2013, outstanding notes payable was made up of the following:

Note Holder	Principal	Accrued Interest	Outstanding as of 3/31/14 and 12/31/13

Loan from shareholder	$10,076	$--	$10,076
Total notes payable – current liabilities	$10,076	$--	$10,076

Short-term loan from Investor - During 2013, a shareholder in the Company has made short-term loans totaling $10,076 to the Company to cover its working capital needs.  There are no documented terms for this loan.  The Company has treated the loan as interest free and it expects to repay the loan by the second quarter of 2014.

Interest expense recognized for the three months ended March 31, 2014 and for the year ended December 31, 2013 was $0 and $0, respectively.

Note 7 – Stockholders’ (Deficit) Equity

The Company has one class of stock, common, which has a par value of $0.00001 per share. The Company has authorized up to 1,000,000,000 shares to be issued.

Issuance of Founders’ Stock - Shortly after the formation of the Company in January 2013, a total of 144,188,849 shares were issued to founders of the Company and others at the direction of the founders.  Included in that issuance were 10,000,000 shares to Hemp, Inc. in exchange for 10,000,000 shares of  Hemp, Inc. with a restriction of one year from when a contract was signed between the Company and Hemp Inc. on February 25, 2013.  The Company has determined that the stock had, at the time of its acquisition, a readily determinable fair value in the over-the-counter market by Pink Sheets LLC.  In May, 2011 the FASB published ASU 2011-04, Fair Value Measurement, in which it stated that “the definition of readily determinable fair value indicates that an equity security would have a readily determinable fair value if any one of three conditions is met. One of those conditions is that sales prices or bid-and-asked quotations are currently available in the over-the-counter market, provided that those prices or quotations for the over-the-counter market are publicly reported by the National Association of Securities Dealers Automated Quotations systems or by Pink Sheets LLC. The definition notes that restricted stock meets that definition if the restriction expires within one year.”  Accordingly, the Company recorded the 10,000,000 shares of  Hemp, Inc. at its closing price of $.072 at February 25, 2013, resulting in $720,000 recorded as the current asset “Marketable Securities”, with a credit to stockholders' equity.   There has been no subsequent adjustment at March 31, 2014 and at December 31, 2013, of the over-the-counter market price for Hemp, Inc.  Per ASU 2011-04, unless financial instruments are recorded at fair value at the balance sheet date, non-public companies with assets less than $100 million are exempt from fair value disclosures.  The closing price of Hemp, Inc. at March 31, 2014 and at December 31, 2013 was $.1025 and $.0199, respectively.  Accordingly, the Company recorded an adjustment of $826,000 in income at March 31, 2014 and $521,000 loss  at December 31, 2013, to "Accumulated Other Comprehensive Income (Loss)".  The investment is stated at its fair value of $1,025,000 at March 31, 2014 and $199,000 at December 31, 2013.

On February 8, 2014, the Board of Directors declared, as of that date, a dividend payable equal to seventy-five percent of its holdings in the Hemp stock, net of payment of accrued salaries, services, and amounts due to related parties.  The fair value of the dividend at March 31, 2014 is estimated to be $284,500, net of broker commissions.  The Company expects to pay the dividend during the second and third quarters of 2014.

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 8 – Stock Based Compensation

The Company accounts for stock-based payments to employees in accordance with ASC 718, “Stock Compensation” (“ASC 718”).  Stock-based payments to employees include grants of stock, grants of stock options and issuance of warrants that are recognized in the consolidated statement of operations based on their fair values at the date of grant.

The Company accounts for stock-based payments to non-employees in accordance with ASC 505-50, “Equity-Based Payments to Non-Employees.”  Stock-based payments to non-employees include grants of stock, grants of stock options and issuances of warrants that are recognized in the consolidated statement of operations based on the value of the vested portion of the award over the requisite service period as measured at its then-current fair value as of each financial reporting date.

The Company calculates the fair value of option grants and warrant issuances utilizing the Binomial pricing model.  The amount of stock-based compensation recognized during a period is based on the value of the portion of the awards that are ultimately expected to vest.  ASC 718 requires forfeitures to be estimated at the time stock options are granted and warrants are issued to employees and non-employees, and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  The term “forfeitures” is distinct from “cancellations” or “expirations” and represents only the unvested portion of the surrendered stock option or warrant.  The Company estimates forfeiture rates for all unvested awards when calculating the expense for the period.  In estimating the forfeiture rate, the Company monitors both stock option and warrant exercises as well as employee termination patterns.  The resulting stock-based compensation expense for both employee and non-employee awards is generally recognized on a straight-line basis over the period in which the Company expects to receive the benefit, which is generally the vesting period.

Note 9 – Related Parties

The Company has made an unsecured short term loan with a zero percent interest rate to its founder and CEO Steven Kubby totaling $3,631 as of March 31, 2014 that it expects to be repaid by the second quarter of 2014.

Founder Stock Transactions - Upon forming the Company in 2013, 72,333,002 shares were issued to Steven Kubby CEO and Chairman of the Board of Directors, representing a 50.17% controlling interest in the Company.

The company has retained the services of three of its shareholders  for  its legal, accounting, and consulting work. These transactions were done at fair market value for those services and totaled $22,500 and $52,500, respectively, for the three months ended March 31, 2014 and for the year ended December 31, 2013.

We currently have a current note payable due to David Tobias for expenses he paid throughout the period. The unsecured balance was $10,076 and is unsecured with a zero percent interest rate.

Our investments in Hemp Inc. through a share exchange was a related party transaction.

As detailed in subsequent events, our memorandum agreement with Cannabis Sativa, Inc. of which David Tobias is president and also a shareholder of Kush is a related party transaction.

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 10 – Commitments and Contingencies

There are no material pending legal proceedings to which we are a party or to which any of our property is subject and, to the best of our knowledge, no such actions against us are contemplated or threatened.

Note 11-  Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

The effective tax rate on the net loss before income taxes differs from the U.S. statutory rate as follows:

	03/31/14	12/31/2013

U.S statutory rate	34%	34%
Less valuation allowance	(34)%	(34)%
Effective tax rate	0%	0%

The significant components of deferred tax assets and liabilities are as follows:

	3/31/2014	12/31/2013
Deferred tax assets

Net operating losses	$377,643	$89,859

Deferred tax liability	-	-
Net deferred tax assets	128,399	30,552
Less valuation allowance	(128,399)	(30,552)
Deferred tax asset - net valuation allowance	$-	$-

The Company has a net operating loss carryover of approximately $377,643 and $89,859, respectively, for the three months ended March 31, 2014 and for the year ended December 31, 2013 available to offset future income for income tax reporting purposes, which will expire in various years through 2033, if not previously utilized. However, the Company’s ability to use the carryover net operating loss may be substantially limited or eliminated pursuant to Internal Revenue Code Section 382.

The Company adopted the provisions of ASC 740-10-50, formerly FIN 48, and “Accounting for Uncertainty in Income Taxes”. The Company had no material unrecognized income tax assets or liabilities as of March 31, 2014 or December 31, 2013.

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 11-  Income Taxes - Continued

The Company’s policy regarding income tax interest and penalties is to expense those items as general and administrative expense but to identify them for tax purposes. During the period January 24, 2013(inception) through March 31, 2014, there were no income tax, or related interest and penalty items in the income statement, or liabilities on the balance sheet. The Company files income tax returns in the U.S. federal jurisdiction and Nevada state jurisdiction.  We are not currently involved in any income tax examinations.

Note 12 – Net Income(Loss) Per Share

The following table sets forth the information used to compute basic and diluted net income per share attributable to Kush  for the three months ended March 31, 2014 and the period January 24, 2013(inception) through December 31, 2013:

	03/31/14	12/31/13
Net Income (Loss)	$(377,643)	$(89,859)

Weighted-average common shares outstanding basic:

Weighted-average common stock	144,188,849	139,357,334
Equivalents
Stock options	0	0
Warrants	0	0
Convertible Notes	0	0
Weighted-average common shares
outstanding- Diluted	144,188,849	139,357,334

Note 13 -  Investments

Our short term investment in current assets is a marketable trading security. As such we have  adjusted  it to fair market value as of March 31, 2014 and December 31, 2013. This unrealized price variation has been reflected on our statement of comprehensive income(loss) as well as in our equity section of our balance sheet as an accumulated comprehensive loss. Management feels this is just a price variation and not a permanent impairment of this investment.

Note 14 -  Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Currently, the Company incurred operating losses of $377,643 and $89,859, respectively, for the three months ended March 31, 2014 and for its initial operating period ended December 31, 2013. The Company has an accumulated deficit at March 31, 2014 of $467,502. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management believes that the Company’s capital requirements will depend on many factors including the success of the Company’s development efforts and its efforts to raise capital.

Kush
(A Development Stage Company)
Notes to Financial Statements
For the Three Months Ended March 31, 2013 and
From the Date of Inception (January 24, 2013) through March 31, 2014
(unaudited)

Note 14 -  Going Concern – Continued

Management also believes the Company needs to raise additional capital for working capital purposes. There is no assurance that such financing will be available in the future.   The conditions described above raise substantial doubt about our ability to continue as a going concern. The financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 15 – Subsequent Events

Memorandum of Agreement – On January 1, 2014, Kush signed an agreement with Cannabis Sativa, Inc. (“CBDS”) whose public company trading symbol on the Over-the-counter Bulletin Board is CBDS. Under the terms of the agreement, CBDS will pay Kush $1 million in CBDS shares subject to SEC Rule 144 and valued on that date at $1.25 per share totaling 800,000 shares in exchange for 70% of Kush's 90% interest in the rights to market, for a period of 50 years, the “CTS-A strain” patent that is held by KPAL, LLC. Additionally, the memorandum agrees that it will appoint Steven Kubby as CEO of CBDS for a period of not less than 3 years and will pay Mr. Kubby $60,000 as a signing bonus, and a salary of $10,000 per month. The agreement also gives CBDS an irrevocable option to obtain 100% of Kush for an additional $1,000,000 of CBDS stock that will be valued upon presentment of Kush's audited financial statements for the year ended December 31, 2013. An “A” type of reorganization, in which Kush will survive as a subsidiary of CBDS, is expected to be consummated between the Company and CBDS in the second quarter of 2014.

The Company is continuing its negotiations with CBDS. However, to date it has not entered into any definitive agreements and Kubby has not been appointed as an officer of CBDS. No assurances can be given that the transactions contemplated by the Memorandum will be consummated or that a patent for the CTS-A Strain will ever be issued.

John Scrudato CPA
7 Valley View Drive
Califon, New Jersey 07830
(908)-534-0008

To the Board of Directors of
Kush

We have reviewed the accompanying consolidated balance sheet of Kush (a corporation) as of March 31, 2014, and the related statements of operations,   statement of comprehensive income(loss), and cash flows for the three months then ended and for the period January 24, 2013(inception) through March 31, 2014. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than  an audit, the objective of which is the expression of an opinion regarding the consolidated financial statements as a whole. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and  for designing, implementing, and maintaining internal control relevant to the  preparation and fair presentation  of  the consolidated financial statements.

Our responsibility is to conduct the review in accordance with Statements on  Standards  for Accounting  and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the consolidated financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with accounting principles  generally accepted in the United States of America.

Our review was made primarily for the purpose of expressing  a conclusion that there are no material modifications that should be made to the financial statements in order for them to be in  conformity  with accounting principles generally accepted in the United States of America.

/s/ John Scrudato CPA
John Scrudato, CPA
Califon, New Jersey
June 2, 2014